Exhibit 10.56

Zoomcar Holdings, Inc.

Business Address: Anjaneya Techno Park, No.147, 1st Floor, HAL Old Airport Road,

ISRO Colony, Kodihalli, Bangalore KA 560008 IN | Website: www.zoomcar.com

Date: April 13, 2026

To,

Aegis Capital Corp. (“Aegis”)

1345 Avenue of the Americas, 27th Floor

New York, New York 10105

Re: Termination of Aegis Agreements and Confirmation of Tail Rights

This letter (“Letter”), sets forth the understanding between Zoomcar Holdings, Inc. (the “Company”) and Aegis Capital Corp. (“Aegis”) with respect to the matters described herein.

The Company and Aegis are parties to certain agreements pursuant to which Aegis holds rights of first refusal (the “ROFRs”), including, without limitation: (i) that certain Placement Agent Agreement, dated as of June 18, 2024; (ii) that certain Letter Agreement, dated as of October 17, 2024; (iii) that certain Placement Agent Agreement, dated as of December 23, 2024; and (iv) that certain Underwritten Follow-On Offering Engagement Letter, dated as of April 8, 2025 (collectively, the “Aegis Agreements”).

Company has engaged ThinkEquity LLC (“ThinkEquity”) to act as placement agent and/or underwriter in connection with one or more contemplated transactions, including (a) a private bridge financing and (b) an underwritten public offering of the Company’s securities and the related uplisting of the Company’s common stock to a national securities exchange (collectively, the “ThinkEquity Transactions”).

Accordingly, the parties wish to memorialize in this Letter their mutual understanding regarding the termination of the Aegis Agreements and the preservation of certain tail rights thereunder.

1.	Effective as of the issuance of the Consideration Securities (as defined below) on the terms set forth herein (such date, the “Termination Date”), the Aegis Agreements are hereby fully and finally terminated and shall be of no further force or effect, and no provision thereof shall survive such termination; provided, however, that the following provisions shall survive such termination: (i) any and all tail fee rights, tail period rights, and related rights expressly set forth in the Aegis Agreements as in effect on the date hereof, to the extent not expired as of the Termination Date; provided further that the parties acknowledge and agree that as of the Termination Date, the tail periods under the June 2024 Agreement, October 2024 Agreement, and December 2024 Agreement, Agreement remain in effect and have not expired as of the Termination Date (the “Tail Rights”), shall survive such termination and remain in full force and effect strictly in accordance with their existing terms, including without limitation all provisions relating to the duration of the tail period, the scope of covered transactions, the calculation and payment of tail fees, and the timing of such payments; for the avoidance of doubt, Aegis acknowledges and agrees that, as of the Termination Date, the only investors with respect to whom Tail Rights may apply under the Aegis Agreements are those investors expressly listed on Schedule A attached hereto (the “Tail Investors”), and no Tail Rights shall apply with respect to any other person or entity not listed on Schedule A; provided further that, for the avoidance of doubt, the Tail Rights shall apply to the ThinkEquity Transactions and any other transactions occurring during the applicable tail periods, subject to the terms and conditions set forth in the respective Aegis Agreements; (ii) all provisions regarding dispute resolution, governing law, jurisdiction, and venue set forth in the Aegis Agreements shall survive until the expiry of Tail Rights thereunder.

2.	In consideration of the mutual agreements set forth herein, including the termination of the Aegis Agreements and Aegis’s agreement to the matters set forth in this Letter, the Company agrees to issue to Aegis, or its designee, securities of the Company with an aggregate value of Two Million U.S. Dollars (USD$2,000,000) (the “Consideration Securities”) in the Company’s ongoing private placement offering of Series A Units (each Unit consisting of one share of Series A Convertible Preferred Stock and one Series A Warrant to purchase one share of Common Stock), conducted pursuant to Rule 506(c) of Regulation D under the Securities Act of 1933, as amended, with ThinkEquity LLC acting as placement agent (the “Financing”), and subject to the definitive documentation governing such Financing. The Company further agrees that the Consideration Securities shall be registered for resale in accordance with the terms applicable to investors participating in the Financing and shall not be subject to any cutback, other than any cutback or limitation required by the Securities and Exchange Commission or other regulatory body, which shall be applied on a pro rata basis with all other selling securityholders. Notwithstanding the foregoing, fifty percent (50%) of the Consideration Securities shall be freely transferable upon the effectiveness of the registration statement covering the resale of the Consideration Securities. The remaining fifty percent (50%) of the Consideration Securities shall be subject to a lock-up restriction pursuant to which such securities may not be sold or transferred for a period ending on the earlier of (i) sixty (60) days following the listing of the Company’s common stock on a national securities exchange (the “Uplist”) and (ii) the end of the 2026 calendar year if an Uplist is not completed by that time, after which Aegis may sell or transfer such securities subject to a daily leak-out limitation not to exceed the number of shares equal to 15% of the thirty (30) day volume-weighted average of the Common Stock for the immediately preceding calendar month; provided, however, that the lock up will terminate without regard to the prior sentence for any remaining Consideration Securities that have not already been released from lock-up on the date that is six (6) months following the dates set forth in clauses (i) and (ii) of the prior sentence. Aegis agrees to enter into a lock-up agreement with the Company reflecting the foregoing restrictions. Notwithstanding the foregoing, the lock-up restriction set forth in this paragraph shall not apply to any sales at a price in excess of the lower of (i) $0.10 per share and (ii) 200% of the per unit price of the Financing (subject to adjustment for any stock splits, stock dividends, recapitalizations, or similar events). The parties agree that the issuance of the Consideration Securities constitutes good and valuable consideration solely in connection with the termination of the Aegis Agreements and the arrangements set forth in this Letter, and shall not be deemed: (i) an admission of liability or wrongdoing by the Company; (ii) a waiver or satisfaction of any rights, claims, or obligations expressly stated in this Letter to survive, including the Tail Rights; or (iii) a modification or expansion of any rights of Aegis beyond those expressly set forth in this Letter. The issuance of the Consideration Securities shall be subject to applicable law and customary closing conditions for the Financing.

3.	Notwithstanding the foregoing, the Company releases and discharges Aegis and its affiliates, officers, directors, employees, agents, successors, and assigns from any and all claims, demands, damages, liabilities, and causes of action of any kind, whether known or unknown, arising out of or relating to the Aegis Agreements or the services provided thereunder. Notwithstanding the foregoing, nothing in this paragraph shall: (i) limit, waive, or release any rights or obligations relating to the Tail Rights or any other provisions expressly stated in this Letter to survive termination; (ii) limit or release any claims arising from fraud, willful misconduct, gross negligence, or violation of applicable law by any Aegis party; (iii) limit or release any claims that cannot be waived under applicable law; (iv) limit the Company’s ability to defend itself or assert counterclaims in any proceeding initiated by Aegis or any other third party relating to Aegis Agreements; (v) apply to any claims arising from a breach of this Letter or any surviving obligations; (vi) limit or override the parties’ express reservation of rights set forth in this Letter; or (vii) the issuance of the Consideration Securities and any rights or obligations relating thereto. Except as expressly set forth in this Letter, each party reserves all rights, claims, and defenses available to it under the Aegis Agreements, at law, or in equity.

4.	This Letter, together with the Aegis Agreements (solely to the extent of the surviving provisions set forth herein) and that certain indemnification agreement dated on or about the date hereof between the parties, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written, between the parties relating to the termination of the Aegis Agreements and the preservation of the Tail Rights and other surviving provisions, except for the Aegis Agreements themselves which shall remain in effect solely to the extent of the surviving provisions expressly set forth herein. This Letter may not be amended, modified, or supplemented except by a written instrument signed by both parties. No waiver of any provision of this Letter shall be effective unless in writing and signed by the party against whom such waiver is sought to be enforced. Nothing contained herein shall be deemed an admission of liability or wrongdoing by either party. Except as expressly set forth in this Letter, each party reserves all rights, claims, and defenses available to it under the Aegis Agreements, at law, or in equity.

5.	This Letter shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in New York County, New York for purposes of any action or proceeding arising out of or relating to this Letter, and irrevocably waives any objection to venue in such courts and any claim that such courts are an inconvenient forum. This Letter may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Letter by facsimile or electronic transmission (including PDF) shall be as effective as delivery of a manually executed original. Each party consents to service of process by mail or in any other manner permitted by law.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Please confirm your agreement with the foregoing by signing and returning a copy of this Letter.

ZOOMCAR HOLDINGS, INC.		AGREED & ACCEPTED BY: AEGIS CAPITAL CORP.

By:	/s/ Deepankar Tiwari	By:	/s/ Robert J Eide
Name:	Deepankar Tiwari	Name:	Robert J Eide
Title:	Chief Executive Officer	Title:	CEO

Schedule A

Tail Investors List

Sr. No.	Actual Shareholder name	Round of Investment	Round closure date	Tail Rights expires on
1	BJI Financial Group	Jan-25	March 31, 2025	September 30, 2026
2	Cheryl Hintzen	Jan-25	March 31, 2025	September 30, 2026
3	Jess Mogul	Jan-25	March 31, 2025	September 30, 2026
4	RBC Capital Markets LLC Custodian FBO J Slick Trust	Jan-25	March 31, 2025	September 30, 2026
5	Robert Forster	Jan-25	March 31, 2025	September 30, 2026
6	Abraham Wei	Dec-24	March 31, 2025	September 30, 2026
7	Alta Partners LLC	Dec-24	March 31, 2025	September 30, 2026
8	Barrett Family Trust 11/9/2009	Dec-24	March 31, 2025	September 30, 2026
9	BJI Financial Group	Dec-24	March 31, 2025	September 30, 2026
10	Blue Citi LLC	Dec-24	March 31, 2025	September 30, 2026
11	Brad Clayton & Jennifer Clayton	Dec-24	March 31, 2025	September 30, 2026
12	Bruce P Inglis and Nancy M Inglis Jtwros	Dec-24	March 31, 2025	September 30, 2026
13	Chirag Barbhaiya	Dec-24	March 31, 2025	September 30, 2026
14	Christopher Daluise & Donnamarie Daluise	Dec-24	March 31, 2025	September 30, 2026
15	Christopher Reynolds	Dec-24	March 31, 2025	September 30, 2026
16	David Abady	Dec-24	March 31, 2025	September 30, 2026
17	David Goldhagen	Dec-24	March 31, 2025	September 30, 2026
18	Domenick A. Barone	Dec-24	March 31, 2025	September 30, 2026
19	Dr. Peggy Garjian	Dec-24	March 31, 2025	September 30, 2026
20	Edward W. Golebiewski III	Dec-24	March 31, 2025	September 30, 2026
21	FirstFire Global Opportunities Fund LLC	Dec-24	March 31, 2025	September 30, 2026
22	Harold S. Reisenfeld Trust	Dec-24	March 31, 2025	September 30, 2026
23	Hiroshi Nishijima	Dec-24	March 31, 2025	September 30, 2026
24	Jay & Toni Youngerman	Dec-24	March 31, 2025	September 30, 2026
25	John C Boyer, Marilyn L Boyer	Dec-24	March 31, 2025	September 30, 2026
26	John V. Boulger	Dec-24	March 31, 2025	September 30, 2026
27	Karen P. Vandermeyden	Dec-24	March 31, 2025	September 30, 2026
28	LGA Design Corp.	Dec-24	March 31, 2025	September 30, 2026
29	Lucinda Lefkowitz	Dec-24	March 31, 2025	September 30, 2026
30	Mainstar Trust ,Custodian FBO Daniel Kinzie, IRA #TW004826	Dec-24	March 31, 2025	September 30, 2026
31	Maurer Partnership LP	Dec-24	March 31, 2025	September 30, 2026
32	Michael Cutler	Dec-24	March 31, 2025	September 30, 2026
33	Michael Delaney	Dec-24	March 31, 2025	September 30, 2026
34	Michael Ganci	Dec-24	March 31, 2025	September 30, 2026
35	Moises Roizental & Haude Menasche Roizental	Dec-24	March 31, 2025	September 30, 2026
36	Paul C and Elizabeth Belden Living Trust DTD 09/08/2020	Dec-24	March 31, 2025	September 30, 2026
37	Pavel Vodkin	Dec-24	March 31, 2025	September 30, 2026
38	Peter and Christopher Anstis	Dec-24	March 31, 2025	September 30, 2026
39	Ralph Hagedorn	Dec-24	March 31, 2025	September 30, 2026
40	RBC Capital Markets LLC Custodian Donald Schuster Sep IRA	Dec-24	March 31, 2025	September 30, 2026
41	RBC Capital Markets LLC Custodian Dorcas Huang	Dec-24	March 31, 2025	September 30, 2026
42	RBC Capital Markets LLC Custodian FBO Andrew and Kristie Sherrill JTWROS	Dec-24	March 31, 2025	September 30, 2026
43	RBC Capital Markets LLC Custodian fbo Anthony Barr	Dec-24	March 31, 2025	September 30, 2026
44	RBC Capital Markets LLC Custodian fbo Anthony Huang Roth IRA	Dec-24	March 31, 2025	September 30, 2026
45	RBC Capital Markets LLC Custodian FBO Bajania Family Trust	Dec-24	March 31, 2025	September 30, 2026

46	RBC Capital Markets LLC Custodian fbo Brandon & Amena Mebane Family Trust	Dec-24	March 31, 2025	September 30, 2026
47	RBC Capital Markets LLC Custodian fbo Cedrick Wilson	Dec-24	March 31, 2025	September 30, 2026
48	RBC Capital Markets LLC Custodian fbo Craig Sussman IRA	Dec-24	March 31, 2025	September 30, 2026
49	RBC Capital Markets LLC Custodian fbo Janice L. Whitacre	Dec-24	March 31, 2025	September 30, 2026
50	RBC Capital Markets LLC Custodian fbo Jeff J Martin IRA	Dec-24	March 31, 2025	September 30, 2026
51	RBC Capital Markets LLC Custodian FBO M&D Sharp Family Trust UA DTD 04/19/05	Dec-24	March 31, 2025	September 30, 2026
52	RBC Capital Markets LLC Custodian fbo Mark D. Glazier IRA	Dec-24	March 31, 2025	September 30, 2026
53	RBC Capital Markets LLC Custodian fbo Mark Panfil IRA	Dec-24	March 31, 2025	September 30, 2026
54	RBC Capital Markets LLC Custodian fbo Mark Panfil Roth IRA	Dec-24	March 31, 2025	September 30, 2026
55	RBC Capital Markets LLC Custodian fbo Matthew Holtzman	Dec-24	March 31, 2025	September 30, 2026
56	RBC Capital Markets LLC Custodian FBO Ronald Howell & Nancy Howell Living Trust	Dec-24	March 31, 2025	September 30, 2026
57	RBC Capital Markets LLC Custodian fbo Sunil and Sudha Narkar Trust	Dec-24	March 31, 2025	September 30, 2026
58	RBC Capital Markets LLC Custodian FBO The Fong Family Trust UAD 11/20/2001	Dec-24	March 31, 2025	September 30, 2026
59	Richard Molinsky	Dec-24	March 31, 2025	September 30, 2026
60	Richard Santiamo	Dec-24	March 31, 2025	September 30, 2026
61	Robert Forster	Dec-24	March 31, 2025	September 30, 2026
62	Roger D. Bozarth	Dec-24	March 31, 2025	September 30, 2026
63	Sara Farca Rayek	Dec-24	March 31, 2025	September 30, 2026
64	Under LWT of Mafalda Sharpe FBO Gerald Sharpe Trust	Dec-24	March 31, 2025	September 30, 2026
65	Uri Levine	Dec-24	March 31, 2025	September 30, 2026
66	Wicklow Corp.	Dec-24	March 31, 2025	September 30, 2026
67	William F Weischedel III	Dec-24	March 31, 2025	September 30, 2026
68	Alpha Capital Anstalt	Nov-24	November 05, 2024	May 05, 2026
69	Bigger Capital Fund, LP	Nov-24	November 05, 2024	May 05, 2026
70	District 2 Capital Fund LP	Nov-24	November 05, 2024	May 05, 2026
71	Empery Asset Management, LP	Nov-24	November 05, 2024	May 05, 2026
72	Empery Tax Efficient	Nov-24	November 05, 2024	May 05, 2026
73	Empery Tax Efficient III	Nov-24	November 05, 2024	May 05, 2026
74	L1 Capital Global Opportunities Master Fund	Nov-24	November 05, 2024	May 05, 2026
75	Lucinda Lefkowitz	Nov-24	November 05, 2024	May 05, 2026
76	Mark F. Bailey	Nov-24	November 05, 2024	May 05, 2026
77	Robert J. Eide	Nov-24	November 05, 2024	May 05, 2026
78	S.H.N Financial Investments Ltd	Nov-24	November 05, 2024	May 05, 2026
79	Stern Aegis Ventures LLC	Nov-24	November 05, 2024	May 05, 2026

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